Contact:	Randy Giles
EVP, Chief Financial Officer
(301) 581-5687

Drew Asher
SVP, Corporate Finance
(301) 581-5717

Coventry Health Care Reports Second Quarter Earnings

BETHESDA, Md. (July 27, 2012) - Coventry Health Care, Inc. (NYSE: CVH) today reported consolidated operating results for the quarter ended June 30, 2012.  Operating revenues totaled $3.5 billion for the quarter, with net earnings of $91.7 million or earnings per diluted share (EPS) of $0.65. These results include a one-time $7.7 million, or $0.03 EPS, impairment charge resulting from the write down of intangible assets due to the non-renewal of the Company’s Kansas Medicaid contract effective January 1, 2013.

“Our second quarter results reflect strong performance in our Government Programs businesses including significant improvement in our Medicaid operations and sequential growth in our Medicare products,” said Allen F. Wise, chairman and chief executive officer of Coventry.  “We remain on track for our full year consolidated 2012 EPS guidance and, although there remains a great deal of work to be done, I am encouraged by the financial and operational progress that we have made in our Kentucky Medicaid business.”

Second Quarter 2012 Consolidated Highlights

•	Total revenues of $3.5 billion, an increase of 16% over the prior year quarter
•	Sequential growth of 47,000 members across our Government Programs businesses of Medicare Advantage Coordinated Care Plans (MA-CCP), Medicare Part D, and Medicaid
•	Selling, general, and administrative expense (SG&A) of 14.3% of total revenue, a decline of 170 basis points from the prior year quarter
•	Approximately $850 million of deployable free cash at the parent at June 30, 2012
o	Received $215 million in dividends from regulated subsidiaries during June
•	Repurchased 9.3 million shares for $300 million during the second quarter
o	Largest quarter of share repurchase activity in the Company’s history

Selected Second Quarter 2012 Highlights

•
Commercial Risk. As of June 30, 2012, commercial risk membership was 1,519,000, a decrease of 30,000 members, or 2%, from the first quarter 2012.  The commercial risk medical loss ratio (MLR) was 83.0% in the quarter and 81.5% year-to-date.  The Company expects full year 2012 commercial risk MLR to be in the range of 81.5% to 82.5%, a slight increase from the 2011 MLR of 81.6% largely due to the acceleration of broker commission pass through initiatives which mathematically increase the MLR percentage but do not have an adverse impact on operating earnings.

•
Medicare Advantage. As of June 30, 2012, MA-CCP membership was 253,000, an increase of 34,000 members, or 16%, from the prior year quarter and an increase of 3,000 members from the first quarter 2012. The MA-CCP MLR was 84.1% in the quarter.  Excluding the impact of the Risk Adjustment Data Validation (RADV) audit reserve reduction during the first quarter 2012, the year-to-date MLR of 83.5% is a decrease of 10 basis points from the prior year-to-date period.

•
Medicare Part D. As of June 30, 2012, Medicare Part D membership was 1,494,000, an increase of 36,000 members from the first quarter 2012 and an increase of 344,000 members, or 30%, over the prior year quarter.  The Medicare Part D MLR was 90.0% in the quarter, an increase of 120 basis points from the prior year quarter, and 92.5% year-to-date, consistent with the prior year-to-date period.

•
Medicaid. As of June 30, 2012, Medicaid membership was 932,000, an increase of 465,000 members, or 100%, from the prior year quarter.  The Medicaid MLR was 93.3% in the quarter, a decrease of 670 basis points from the first quarter 2012.  The Company’s Kentucky Medicaid business produced an MLR of 110.8%, a decrease of 1,010 basis points from the first quarter MLR of 120.9%.

2012 Full Year Guidance
•	Risk revenue of $12.900 billion to $13.065 billion
•	Management services revenue of $1.165 billion to $1.200 billion
•	Consolidated revenue of $14.065 billion to $14.265 billion
•	Consolidated MLR of 84.0% to 84.7%
•	Cost of sales expense of $257.0 million to $263.0 million
•	SG&A of $2.07 billion to $2.11 billion
•	Depreciation and amortization expense of $148.0 million to $152.0 million
•	Other income of $97.0 million to $101.0 million
•	Interest expense of $99.0 million to $101.0 million
•	Tax rate of 37.7% to 38.3%
•	Diluted share count of 136.0 million to 138.0 million
•	EPS of $3.10 to $3.30

Mr. Allen F. Wise, chairman and chief executive officer of Coventry, will host a conference call at 8:30 a.m. ET on Friday, July 27, 2012.  To listen to the call, dial toll-free at (888) 334-3001 or, for international callers, (719) 325-2460. Callers will be asked to identify themselves and their affiliations.  The conference call will also be webcast from Coventry’s Investor Relations site at www.coventryhealthcare.com.  Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission.  A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820.  The access code is 4038961.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance, including the guidance herein. Actual performance may be significantly impacted by certain risks and uncertainties including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2011, Coventry’s Quarterly Report for the quarter ending March 31, 2012, and Coventry’s subsequent filings with the Securities and Exchange Commission.  Among the risk factors that may materially affect Coventry’s business, operations or financial condition are the ability to accurately estimate and control future health care costs; the ability to increase premiums to offset increases in the Company’s health care costs; general economic conditions and disruptions in the financial markets; changes in legal requirements from recently enacted federal or state laws or regulations, court decisions, or government investigations or proceedings; guaranty fund assessments under state insurance guaranty association law; changes in government funding and various other risks associated with our participation in Medicare and Medicaid programs; our ability to effectively implement and manage our Kentucky Medicaid program, including the implementation of appropriate risk adjustment revenue and management of the associated medical cost and the effect on our MLR; a reduction in the number of members in the Company’s health plans; the Company’s ability to acquire additional managed care businesses and the Company’s ability to successfully integrate acquired businesses into its operations; an ability to attract new members or to increase or maintain premium rates; the non-renewal or termination of the Company’s government contracts, unsuccessful bids for business with government agencies or renewal of government contracts on less than favorable terms; failure of independent agents and brokers to continue to market the Company’s products to employers; a failure to obtain cost-effective agreements with a sufficient number of providers that could result in higher medical costs and a decrease in membership; negative publicity regarding the managed health care industry generally or the Company in particular; a failure to effectively protect, maintain, and develop our information technology systems; compromises of the Company’s data security; periodic reviews, audits and investigations under the Company’s contracts with federal and state government agencies; litigation, including litigation based on new or evolving legal theories; volatility in the Company’s stock price and trading volume; the Company’s indebtedness, which imposes certain restrictions on its business and operations; an inability to generate sufficient cash to service the Company’s indebtedness; the Company’s ability to receive cash from its regulated subsidiaries; the Company’s certificate of incorporation and bylaws and Delaware law, which could delay, discourage or prevent a change in control of the Company that its stockholders may consider favorable; and an impairment of the Company’s intangible assets.  Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.coventryhealthcare.com) is a diversified national managed health care company based in Bethesda, Maryland, dedicated to delivering high-quality health care solutions at an affordable price. Coventry provides a full portfolio of risk and fee-based products including Medicare and Medicaid programs, group and individual health insurance, workers’ compensation solutions, and network rental services. With a presence in every state in the nation, Coventry’s products currently serve approximately 5 million individuals helping them receive the greatest possible value for their health care investment.

COVENTRY HEALTH CARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)
(unaudited)

	Quarters Ended		Six Months Ended
	June 30,		June 30,
	2012	2011	2012	2011
Operating revenues:
Managed care premiums	$3,209,662	$2,737,594	$6,595,930	$5,492,930
Management services	308,134	295,452	613,833	589,054
Total operating revenues	3,517,796	3,033,046	7,209,763	6,081,984

Operating expenses:
Medical costs	2,757,070	2,248,793	5,565,418	4,523,953
Cost of sales	67,228	70,194	135,181	138,092
Selling, general, and administrative	504,575	484,879	1,007,462	983,470
Provider class action	-	(159,300)	-	(159,300)
Depreciation and amortization	43,720	33,379	80,023	69,195
Total operating expenses	3,372,593	2,677,945	6,788,084	5,555,410

Operating earnings	145,203	355,101	421,679	526,574
Operating earnings percentage of total revenues	4.1%	11.7%	5.8%	8.7%

Interest expense	24,617	22,579	50,174	42,616
Other income, net	30,432	23,819	54,866	43,287

Earnings before income taxes	151,018	356,341	426,371	527,245

Provision for income taxes	59,275	131,846	163,909	192,517
Net earnings	$91,743	$224,495	$262,462	$334,728

Net earnings per share:
Basic earnings per share	$0.65	$1.51	$1.86	$2.25
Diluted earnings per share	$0.65	$1.50	$1.85	$2.23

Weighted average shares outstanding, basic	139,015	146,342	139,169	146,778
Weighted average shares outstanding, diluted	139,654	147,773	139,911	147,971

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	June 30,	March 31,	December 31,
	2012	2012	2011
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,515,971	$1,744,983	$1,579,003
Short-term investments	177,905	118,414	116,205
Accounts receivable, net	247,248	254,442	270,263
Other receivables, net	960,093	800,536	717,736
Other current assets	202,141	200,443	286,301
Total current assets	3,103,358	3,118,818	2,969,508

Long-term investments	2,535,006	2,634,646	2,635,309
Property and equipment, net	258,090	259,704	255,485
Goodwill	2,590,013	2,592,522	2,548,834
Other intangible assets, net	351,603	375,951	367,533
Other long-term assets	35,373	36,178	36,863
Total assets	$8,873,443	$9,017,819	$8,813,532

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,491,359	$1,469,034	$1,308,507
Accounts payable and other accrued liabilities	458,426	433,510	695,235
Deferred revenue	452,493	457,673	114,510
Current portion of long-term debt	-	-	233,903
Total current liabilities	2,402,278	2,360,217	2,352,155

Long-term debt	1,584,945	1,584,823	1,584,700
Other long-term liabilities	379,937	370,081	365,686
Total liabilities	4,367,160	4,315,121	4,302,541

Stockholders’ equity	4,506,283	4,702,698	4,510,991

Total liabilities and stockholders’ equity	$8,873,443	$9,017,819	$8,813,532

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(unaudited)

	Quarter Ended	Six Months Ended
	June 30, 2012	June 30, 2012

Cash flows from operating activities:
Net earnings	$91,743	$262,462
Adjustments to earnings:
Depreciation and amortization	43,720	80,023
Amortization of stock compensation	8,229	17,243
RADV Release	-	(132,977)
RADV Release – deferred tax adjustment	-	50,531
Changes in assets and liabilities:
Accounts receivable, net	7,411	46,949
Other receivables, net	(150,318)	(234,773)
Medical liabilities	26,143	128,127
Accounts payable and other accrued liabilities	51,152	(94,755)
Deferred revenue	(5,180)	337,983
Other operating activities	(11,876)	20,726
Net cash flows from operating activities	61,024	481,539

Cash flows from investing activities:
Capital expenditures, net	(17,612)	(41,129)
Proceeds from sales and maturities net of payments for investments	21,854	48,011
Payments for acquisitions, net of cash acquired	(1,500)	(48,480)
Net cash flows from investing activities	2,742	(41,598)

Cash flows from financing activities:
Proceeds from issuance of stock	26,649	52,053
Payments for repurchase of stock	(305,160)	(309,724)
Repayment of debt	-	(233,903)
Excess tax benefit from stock compensation	3,479	6,347
Payments for cash dividends	(17,746)	(17,746)
Net cash flows from financing activities	(292,778)	(502,973)

Net change in cash and cash equivalents for current period	(229,012)	(63,032)
Cash and cash equivalents at beginning of period	1,744,983	1,579,003
Cash and cash equivalents at end of period	$1,515,971	$1,515,971

Cash and Investments:
Cash and cash equivalents	$1,515,971	$1,515,971
Short-term investments	177,905	177,905
Long-term investments	2,535,006	2,535,006
Total cash and investments	$4,228,882	$4,228,882

COVENTRY HEALTH CARE, INC.
SELECTED OPERATING STATISTICS
 (Unaudited)

	Q2 2012	Q1 2012	Total 2011	Q4 2011	Q3 2011	Q2 2011
Membership by Product (000s)
Commercial Risk	1,519	1,549		1,635	1,636	1,648
Health Plan Commercial ASO	729	725		700	710	689
Medicare Advantage	253	250		222	220	219
Medicaid Risk	932	924		692	467	467
Other National ASO	354	356		373	376	379
Medicare Part D	1,494	1,458		1,143	1,148	1,150
Total Membership	5,281	5,262		4,765	4,557	4,552

Revenues by Product Type (000s)
Commercial Risk	$1,443,478	$1,481,275	$6,053,178	$1,521,666	$1,508,042	$1,521,617
Commercial Management Services	113,558	113,777	387,949	91,216	99,301	95,393
Total Commercial Programs	1,557,036	1,595,052	6,441,127	1,612,882	1,607,343	1,617,010

Medicare Advantage	684,291	834,312	2,382,330	598,796	591,051	601,240
Medicaid Risk	697,679	668,060	1,381,706	448,597	316,255	305,788
Medicare Part D	394,877	413,423	1,226,734	280,146	271,947	316,196
Total Government Programs	1,776,847	1,915,795	4,990,770	1,327,539	1,179,253	1,223,224

Workers’ Compensation	194,576	191,922	783,784	195,964	196,198	200,059
Corporate and Eliminations	(10,663)	(10,802)	(28,998)	(7,229)	(7,251)	(7,247)
Total Revenues	$3,517,796	$3,691,967	$12,186,683	$3,129,156	$2,975,543	$3,033,046

Consolidated Coventry

Operating Income % of Revenues	4.1%	7.5%	7.1%	4.8%	6.5%	11.7%

SGA % of Revenues	14.3%	13.6%	16.5%	17.2%	16.6%	16.0%

Total Health Plan Medical Liabilities (000s)(1)	$1,315,078	$1,313,458		$1,106,174	$1,088,989	$1,094,021
Health Plan Days in Claims Payable (DCP) (1)	49.77	49.47		50.45	50.52	50.48

Total Debt (millions)	$1,584.9	$1,584.8		$1,818.6	$1,818.5	$1,818.4
Total Capital (millions)	$6,091.2	$6,287.5		$6,329.6	$6,331.1	$6,313.2
Debt to Capital	26.0%	25.2%		28.7%	28.7%	28.8%

COVENTRY HEALTH CARE, INC.
SELECTED REVENUE AND MEDICAL COST STATISTICS
 (Unaudited)

	Q2 2012	Q1 2012	Total 2011	Q4 2011	Q3 2011	Q2 2011
Revenue PMPM
Commercial Risk	$309.91	$311.92	$303.69	$305.70	$303.33	$304.19
Medicare Advantage(2)	$902.61	$1,048.93	$895.54	$896.77	$893.22	$909.10
Medicare Part D(3)	$87.55	$85.44	$92.41	$90.95	$94.10	$93.72
Medicaid	$248.48	$238.74	$228.85	$244.71	$226.39	$218.28

MLR%
Consolidated Total	85.9%	82.9%	82.1%	82.1%	81.5%	82.1%

Commercial Risk	83.0%	79.9%	81.6%	83.7%	82.1%	80.7%
Medicare Advantage(2)	84.1%	74.1%	82.9%	82.3%	82.0%	82.9%
Medicare Part D	90.0%	94.9%	81.7%	60.5%	76.8%	88.8%
Medicaid	93.3%	100.0%	89.4%	94.4%	88.1%	86.9%

(1)
“Total Health Plan Medical Liabilities” and “Health Plan Days in Claims Payable” are calculated consistent with prior disclosures to exclude the effect of the Kentucky Medicaid business for the fourth quarter of 2011 due to the timing of the contract implementation (November 1, 2011) but include the effect of the Kentucky Medicaid business and the acquired Children’s Mercy’s Family Health Partners business beginning in the first quarter of 2012.

(2)
First quarter 2012 Medicare Advantage statistics for Revenue PMPM and MLR% include the favorable impact from the release of MA-CCP RADV audit reserves.   Excluding this impact, the comparable Revenue PMPM was $923.87 and the comparable MLR% was 82.9% for the first quarter 2012.

(3)	Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.